EXHIBIT 99.1

News
FOR IMMEDIATE RELEASE
July 27, 2011
Huron Consulting Group Announces
Second Quarter 2011 Financial Results
•	Revenues increased 17.2% to $159.0 million for Q2 2011 compared to $135.7 million in Q2 2010; and increased sequentially from $143.0 million in Q1 2011.

•	Diluted earnings per share from continuing operations for Q2 2011 rose 158.8% to $0.44 compared to $0.17 in Q2 2010.

•	Adjusted diluted earnings per share from continuing operations(5), a non-GAAP measure, rose 23.4% to $0.58 in Q2 2011 compared to $0.47 in Q2 2010.

•	Average number of full-time billable consultants(1) rose 12.0% to 1,171 for Q2 2011 compared to 1,046 for Q2 2010. Average number of full-time equivalent professionals(4) totaled 1,195 for Q2 2011 compared to 941 in the same period last year.

•	Company narrows full year 2011 revenue guidance to a range of $600.0 million to $620.0 million.
CHICAGO — July 27, 2011 — Huron Consulting Group Inc. (NASDAQ: HURN), a leading provider of business consulting services, today announced financial results for the second quarter ended June 30, 2011.
“Huron’s strong performance during the second quarter is reflective of how well our services are positioned in our key markets. Our great reputation in the health and education sectors enables us to be a leader in providing services to our hospital and university clients, who are dealing with significant and ongoing changes to their business environment. Our e-discovery business benefitted from our continued and successful focus on global corporations with complex document management needs,” said James H. Roth, chief executive officer and president, Huron Consulting Group. “The events driving our business are well-documented in the news every day, and we are confident that we are strategically prepared to assist our clients as their financial, operational, and regulatory environment continues to evolve.”
Second Quarter 2011 Results
Revenues for the second quarter of 2011 were $159.0 million, an increase of 17.2% compared to $135.7 million for the second quarter of 2010. The Company’s second quarter 2011 operating income was $22.8 million, an increase of 138.7% compared to $9.6 million in the second quarter of 2010. Net income from continuing operations rose 169.4% to $9.5 million, or diluted earnings per share of $0.44, for the second quarter of 2011 compared to $3.5 million, or $0.17 per diluted share, for the same period last year. Net income was $9.5 million, or $0.44 per diluted share, for the second quarter of 2011, an increase of 298.7% compared to $2.4 million, or $0.11 per diluted share, for the same period last year.

Second quarter 2011 earnings before interest, taxes, depreciation and amortization (“EBITDA”)(5) rose 87.0% to $28.6 million, or 18.0% of revenues, compared to $15.3 million, or 11.3% of revenues, in the comparable quarter last year.
In evaluating the Company’s financial performance, management uses non-GAAP financial measures, which exclude the effect of the following items (in thousands):

	Three Months Ended
	June 30,
	2011	2010
Amortization of intangible assets	$2,125	$1,879
Restatement related expenses	$1,785	$2,428
Restructuring charges	$461	$1,165
Litigation settlement	$508	$4,764
Tax effect	$(1,952)	$(4,094)
Adjusted EBITDA(5) rose 32.6% to $31.3 million, or 19.7% of revenues, in the second quarter of 2011, compared to $23.6 million, or 17.4% of revenues, in the comparable quarter last year. Adjusted Net Income(5) from continuing operations was $12.4 million, or $0.58 per diluted share, for the second quarter of 2011 compared to $9.7 million, or $0.47 per diluted share, for the comparable period in 2010.
The average number of full-time billable consultants(1) was 1,171 in the second quarter of 2011 compared to 1,046 in the same quarter last year. Full-time billable consultant utilization rate was 71.9% during the second quarter of 2011 compared with 73.0% during the same period last year. Average billing rate per hour for full-time billable consultants was $269 for the second quarter of 2011 compared to $243 for the second quarter of 2010. The average number of full-time equivalent professionals(4) totaled 1,195 in the second quarter of 2011 compared to 941 for the comparable period in 2010.
Year-to-Date Results
Revenues for the first six months of 2011 rose 14.7% to $302.0 million compared to $263.4 million for the first half of 2010. The Company’s operating income for the first six months of 2011 was $34.5 million, an increase of 102.7% compared to $17.0 million in the first six months of 2010. Net income from continuing operations was $13.4 million, or $0.63 per diluted share, for the first six months of 2011 compared to $6.2 million, or $0.30 per diluted share, for the same period last year. Net income was $13.5 million, or $0.63 per diluted share, for the first half of 2011 compared to $4.9 million, or $0.24 per diluted share, for the same period last year.
EBITDA(5) was $46.0 million, or 15.2% of revenues, for the first half of 2011, compared to $28.2 million, or 10.7% of revenues, for the same period in 2010.

In evaluating the Company’s financial performance, management uses non-GAAP financial measures, which exclude the effect of the following items (in thousands):

	Six Months Ended
	June 30,
	2011	2010
Amortization of intangible assets	$4,401	$3,757
Restatement related expenses	$3,025	$3,187
Restructuring charges	$985	$1,165
Litigation settlement	$1,096	$4,764
Tax effect	$(3,803)	$(5,149)
Adjusted EBITDA(5) was $51.1 million, or 16.9% of revenues, in the first six months of 2011 compared to $37.4 million, or 14.2% of revenues, in the comparable period last year.
Adjusted net income from continuing operations(5) was $19.1 million, or $0.90 per diluted share, for the first half of 2011 compared to $13.9 million, or $0.67 per diluted share, for the comparable period in 2010.
Reconciliations of the aforementioned non-GAAP financial measures to comparable GAAP measures are provided in the financial schedules accompanying this news release.
The average number of full-time billable consultants(1) was 1,153 in the first half of 2011 compared to 1,056 in the same period last year. Full-time billable consultant utilization rate was 74.9% during the first half of 2011 compared with 69.7% during the same period last year. Average billing rate per hour for full-time billable consultants was $246 for the first half of 2011 compared to $240 for the first half of 2010. The average number of full-time equivalent professionals(4) increased 21.6% to 1,138 in the first half of 2011 from 936 in the comparable period of 2010.
Operating Segments
Huron’s results reflect a portfolio of service offerings focused on helping clients address complex business challenges. The Company has three operating segments: Health and Education Consulting; Legal Consulting; and Financial Consulting, representing 65.2%, 25.6%, and 9.2% of year-to-date total revenues, respectively.
Financial results by segment are included in the attached schedules and in Huron’s forthcoming Form 10-Q filing for the quarter ended June 30, 2011.
Outlook for 2011
Based on currently available information, the Company narrowed guidance for full year 2011, including revenues before reimbursable expenses, to a range of $600.0 million to $620.0 million. The Company also anticipates EBITDA in a range of $97.5 million to $103.5 million, Adjusted EBITDA in a range of $105.5 million to $111.5 million, GAAP diluted earnings per share in a range of $1.60 to $1.75, and non-GAAP adjusted diluted earnings per share in a range of $2.05 to $2.20.

Second Quarter 2011 Webcast
The Company will host a webcast to discuss its financial results tomorrow, July 28, 2011, at 9:00 a.m. Eastern Time (8:00 a.m. Central Time). The conference call is being webcast by Thomson and can be accessed at Huron Consulting Group’s website at http://ir.huronconsultinggroup.com. A replay will be available approximately two hours after the conclusion of the webcast and for 90 days thereafter.
About Huron Consulting Group
Huron Consulting Group helps clients in diverse industries improve performance, comply with complex regulations, reduce costs, recover from distress, leverage technology, and stimulate growth. The Company teams with its clients to deliver sustainable and measurable results. Huron provides services to a wide variety of both financially sound and distressed organizations, including leading academic institutions, healthcare organizations, Fortune 500 companies, medium-sized businesses, and the law firms that represent these various organizations. Learn more at www.huronconsultinggroup.com.
Use of Non-GAAP Financial Measures(5)
In evaluating the Company’s financial performance and outlook, management uses EBITDA, Adjusted EBITDA, Adjusted EBITDA as a percentage of revenues, adjusted net income from continuing operations and adjusted diluted earnings per share from continuing operations, which are non-GAAP measures. Management believes that such measures, as supplements to operating income, net income from continuing operations and diluted earnings per share from continuing operations and other GAAP measures are useful indicators for investors. These useful indicators can help readers gain a meaningful understanding of our core operating results and future prospects without the effect of non-cash or other one-time items and the Company’s ability to generate cash flows from operations that are available for taxes, capital expenditures, and to repay debt. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States.
Statements in this press release, including the information incorporated by reference herein, that are not historical in nature, including those concerning the Company’s current expectations about its future requirements and needs, are “forward-looking” statements as defined in Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “may,” “should,” “expects,” “provides,” “anticipates,” “assumes,” “can,” “meets,” “could,” “intends,” “might,” “predicts,” “seeks,” “would,” “believes,” “estimates” or “continues”. Risks, uncertainties and assumptions that could impact the Company’s forward-looking statements relate, among other things, to (i) the restatement, (ii) the Securities and Exchange Commission (“SEC”) investigation with respect to the restatement and the related purported private shareholder class action lawsuit and derivative lawsuits, and (iii) the request by the United States Attorney’s Office (“USAO”) for the Northern District of Illinois for certain documents. In addition, these forward-looking statements reflect our current expectation about our future requirements and needs, results, levels of activity, performance, or achievements, including, without limitation, that our business continues to grow at the current expectations with respect to, among other factors, utilization rates, billing rates, and the number of revenue-generating professionals; that we are able to expand our service offerings; that we successfully integrate the businesses we acquire; and that existing market conditions continue to trend upward. These statements involve known and unknown risks, uncertainties and other factors, including, among others, those described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the full year ended December 31, 2010 and in our Quarterly Report on Form 10-Q for the period ended June 30, 2011 that may cause actual results, levels of activity, performance or achievements to be materially different from any anticipated results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.
Media Contact:
Jennifer Frost Hennagir
312-880-3260
jfrost-hennagir@huronconsultinggroup.com
Investor Contact:
C. Mark Hussey
or
Ellen Wong
312-583-8722
investor@huronconsultinggroup.com
###

HURON CONSULTING GROUP INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010

Revenues and reimbursable expenses:
Revenues	$159,035	$135,654	$302,020	$263,396
Reimbursable expenses	14,470	12,490	27,572	23,989

Total revenues and reimbursable expenses	173,505	148,144	329,592	287,385

Direct costs and reimbursable expenses (exclusive of depreciation and amortization shown in operating expenses):
Direct costs	95,503	83,033	188,562	167,944
Intangible assets amortization	1,369	887	2,802	1,773
Reimbursable expenses	14,573	12,443	27,815	23,995

Total direct costs and reimbursable expenses	111,445	96,363	219,179	193,712

Operating expenses:
Selling, general and administrative	32,086	29,024	62,144	58,092
Restructuring charge	461	1,165	985	1,165
Restatement related expenses	1,785	2,428	3,025	3,187
Litigation settlement, net	508	4,764	1,096	4,764
Depreciation and amortization	4,394	4,839	8,699	9,466

Total operating expenses	39,234	42,220	75,949	76,674

Operating income	22,826	9,561	34,464	16,999
Other income (expense):
Interest (expense), net of interest income	(3,535)	(3,553)	(7,107)	(6,508)
Other income (expense)	(65)	(464)	39	(218)

Total other expense	(3,600)	(4,017)	(7,068)	(6,726)

Income from continuing operations before income tax expense	19,226	5,544	27,396	10,273
Income tax expense	9,760	2,030	13,969	4,078

Net income from continuing operations	9,466	3,514	13,427	6,195
Income (loss) from discontinued operations, net of tax	3	(1,139)	98	(1,306)

Net income	$9,469	$2,375	$13,525	$4,889

Net earnings (loss) per basic share:
Income from continuing operations	$0.45	$0.17	$0.64	$0.30
Loss from discontinued operations, net of tax	$—	$(0.05)	$—	$(0.06)

Net income	$0.45	$0.12	$0.64	$0.24

Net earnings (loss) per diluted share:
Income from continuing operations	$0.44	$0.17	$0.63	$0.30
Loss from discontinued operations, net of tax	$—	$(0.06)	$—	$(0.06)

Net income	$0.44	$0.11	$0.63	$0.24

Weighted average shares used in calculating earnings (loss) per share:
Basic	21,190	20,534	21,058	20,416
Diluted	21,476	20,756	21,316	20,627

HURON CONSULTING GROUP INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share amounts)
(Unaudited)

	June 30,	December 31,
	2011	2010

Assets
Current assets:
Cash and cash equivalents	$3,258	$6,271
Receivables from clients, net	86,045	91,389
Unbilled services, net	49,335	33,076
Income tax receivable	8,514	4,896
Deferred income taxes	10,223	19,853
Insurance recovery receivable	—	27,000
Prepaid expenses and other current assets	13,623	15,653
Current assets of discontinued operations	—	2,476

Total current assets	170,998	200,614
Property and equipment, net	33,222	32,935
Deferred income taxes	7,176	12,440
Other non-current assets	13,968	10,575
Intangible assets, net	21,890	26,205
Goodwill	506,764	506,214

Total assets	$754,018	$788,983

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$10,320	$8,310
Accrued expenses	33,299	28,849
Accrued payroll and related benefits	32,816	45,184
Accrued consideration for business acquisitions, current portion	2,914	25,013
Accrued litigation settlement	—	39,552
Income tax payable	112	451
Deferred revenues	22,771	18,069
Current portion of capital lease obligations	25	32
Current liabilities of discontinued operations	—	699

Total current liabilities	102,257	166,159
Non-current liabilities:
Deferred compensation and other liabilities	5,476	6,282
Accrued consideration for business acquisitions, net of current portion	2,914	3,847
Capital lease obligations, net of current portion	5	—
Bank borrowings	254,000	257,000
Deferred lease incentives	6,562	7,323

Total non-current liabilities	268,957	274,452

Stockholders’ equity
Common stock; $0.01 par value; 500,000,000 shares authorized; 24,178,734 and 23,221,287 shares issued at June 30, 2011 and December 31, 2010, respectively	232	222
Treasury stock, at cost, 1,547,025 and 1,343,201 shares at June 30, 2011 and December 31, 2010, respectively	(72,388)	(65,675)
Additional paid-in capital	390,102	363,402
Retained earnings	65,908	52,383
Accumulated other comprehensive loss	(1,050)	(1,960)

Total stockholders’ equity	382,804	348,372

Total liabilities and stockholders’ equity	$754,018	$788,983

HURON CONSULTING GROUP INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended
	June 30,
	2011	2010

Cash flows from operating activities:
Net income	$13,525	$4,889
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	11,501	11,341
Share-based compensation	9,694	12,060
Allowances for doubtful accounts and unbilled services	1,685	481
Deferred income taxes	13,023	737
Gain on disposal of property and equipment	(46)	—
Non-cash portion of litigation settlement	1,096	—
Changes in operating assets and liabilities, net of businesses acquired:
Decrease in receivables from clients	7,941	6,397
Increase in unbilled services	(18,933)	(7,459)
(Increase) decrease in current income tax receivable, net	(4,247)	6,737
Decrease (increase) in other assets	717	(1,742)
Increase in accounts payable and accrued liabilities	516	911
Decrease in accrued payroll and related benefits	(9,122)	(47,728)
Increase (decrease) in deferred revenues	4,700	(624)

Net cash provided by (used in) operating activities	32,050	(14,000)

Cash flows from investing activities:
Purchases of property and equipment, net	(6,193)	(2,489)
Net (investment in) surrender of life insurance policies	(618)	651
Purchases of businesses	(23,881)	(63,229)
Sale of business	—	3,692

Net cash used in investing activities	(30,692)	(61,375)

Cash flows from financing activities:
Proceeds from exercise of stock options	219	39
Shares redeemed for employee tax withholdings	(2,531)	(1,299)
Tax benefit from share-based compensation	200	360
Proceeds from borrowings under credit facility	168,500	232,000
Repayments on credit facility	(171,500)	(158,000)
Payments of capital lease obligations	(45)	(148)

Net cash (used in) provided by financing activities	(5,157)	72,952

Effect of exchange rate changes on cash	710	(63)

Net decrease in cash and cash equivalents	(3,089)	(2,486)
Cash and cash equivalents at beginning of the period (*)	6,347	6,459

Cash and cash equivalents at end of the period (**)	$3,258	$3,973

Supplemental disclosure of cash flow information:
Non-cash financing activities:
Issuance of common stock in connection with settlement of class action lawsuit	$13,648	$—

(*)	Cash and cash equivalents presented herein includes $0.1 million and $0.7 million of cash and cash equivalents classified as discontinued operations as of December 31, 2010, and 2009, respectively.

(**)	Cash and cash equivalents presented herein includes $0 million and $0.9 million of cash and cash equivalents classified as discontinued operations as of June 30, 2011 and 2010, respectively.

HURON CONSULTING GROUP INC.
SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA
(Unaudited)

	Three Months Ended		Percent
	June 30,		Increase
Segment and Consolidated Operating Results (in thousands):	2011	2010	(Decrease)

Health and Education Consulting:
Revenues	$105,860	$83,782	26.4%
Operating income	$37,764	$28,799	31.1%
Segment operating income as a percent of segment revenues	35.7%	34.4%
Legal Consulting:
Revenues	$39,972	$33,951	17.7%
Operating income	$9,629	$9,302	3.5%
Segment operating income as a percent of segment revenues	24.1%	27.4%
Financial Consulting:
Revenues	$13,203	$17,921	(26.3%)
Operating income	$2,454	$4,961	(50.5%)
Segment operating income as a percent of segment revenues	18.6%	27.7%
Total Company:
Revenues	$159,035	$135,654	17.2%
Reimbursable expenses	14,470	12,490	15.9%

Total revenues and reimbursable expenses	$173,505	$148,144	17.1%

Statement of operations reconciliation:
Segment operating income	$49,847	$43,062	15.8%
Charges not allocated at the segment level:
Other selling, general and administrative expenses	22,627	28,662	(21.1%)
Depreciation and amortization expense	4,394	4,839	(9.2%)

Total operating income	22,826	9,561	138.7%
Other expense, net	3,600	4,017	(10.4%)

Income from continuing operations before income tax expense	$19,226	$5,544	246.8%

Other Operating Data:
Number of full-time billable consultants (at period end) (1):
Health and Education Consulting	977	826	18.3%
Legal Consulting	115	127	(9.4%)
Financial Consulting	80	82	(2.4%)

Total	1,172	1,035	13.2%
Average number of full-time billable consultants (for the period) (1):
Health and Education Consulting	966	835
Legal Consulting	123	128
Financial Consulting	82	83

Total	1,171	1,046
Full-time billable consultant utilization rate (2):
Health and Education Consulting	73.7%	74.3%
Legal Consulting	54.9%	63.3%
Financial Consulting	73.2%	73.9%
Total	71.9%	73.0%

HURON CONSULTING GROUP INC.
SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA (CONTINUED)
(Unaudited)

	Three Months Ended
	June 30,
Other Operating Data:	2011	2010

Full-time billable consultant average billing rate per hour (3):
Health and Education Consulting	$269	$240
Legal Consulting	$231	$208
Financial Consulting	$307	$303
Total	$269	$243
Revenue per full-time billable consultant (in thousands):
Health and Education Consulting	$97	$85
Legal Consulting	$55	$59
Financial Consulting	$108	$125
Total	$94	$85
Average number of full-time equivalents (for the period) (4):
Health and Education Consulting	146	157
Legal Consulting	973	676
Financial Consulting	76	108

Total	1,195	941
Revenue per full-time equivalents (in thousands):
Health and Education Consulting	$82	$83
Legal Consulting	$34	$39
Financial Consulting	$57	$70
Total	$41	$50

HURON CONSULTING GROUP INC.
SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA
(Unaudited)

	Six Months Ended		Percent
	June 30,		Increase
Segment and Consolidated Operating Results (in thousands):	2011	2010	(Decrease)

Health and Education Consulting:
Revenues	$196,891	$160,696	22.5%
Operating income	$64,131	$49,865	28.6%
Segment operating income as a percent of segment revenues	32.6%	31.0%
Legal Consulting:
Revenues	$77,289	$67,056	15.3%
Operating income	$19,224	$16,721	15.0%
Segment operating income as a percent of segment revenues	24.9%	24.9%
Financial Consulting:
Revenues	$27,840	$35,644	(21.9%)
Operating income	$5,829	$9,479	(38.5%)
Segment operating income as a percent of segment revenues	20.9%	26.6%
Total Company:
Revenues	$302,020	$263,396	14.7%
Reimbursable expenses	27,572	23,989	14.9%

Total revenues and reimbursable expenses	$329,592	$287,385	14.7%

Statement of operations reconciliation:
Segment operating income	$89,184	$76,065	17.2%
Charges not allocated at the segment level:
Other selling, general and administrative expenses	46,021	49,600	(7.2%)
Depreciation and amortization expense	8,699	9,466	(8.1%)

Total operating income	34,464	16,999	102.7%
Other expense, net	7,068	6,726	5.1%

Income from continuing operations before income tax expense	$27,396	$10,273	166.7%

Other Operating Data:
Number of full-time billable consultants (at period end) (1):
Health and Education Consulting	977	826	18.3%
Legal Consulting	115	127	(9.4%)
Financial Consulting	80	82	(2.4%)

Total	1,172	1,035	13.2%
Average number of full-time billable consultants (for the period) (1):
Health and Education Consulting	949	841
Legal Consulting	120	133
Financial Consulting	84	82

Total	1,153	1,056
Full-time billable consultant utilization rate (2):
Health and Education Consulting	77.3%	71.2%
Legal Consulting	55.4%	59.1%
Financial Consulting	73.3%	70.8%
Total	74.9%	69.7%

HURON CONSULTING GROUP INC.
SEGMENT OPERATING RESULTS AND OTHER OPERATING DATA (CONTINUED)
(Unaudited)

	Six Months Ended
	June 30,
Other Operating Data:	2011	2010

Full-time billable consultant average billing rate per hour (3):
Health and Education Consulting	$241	$238
Legal Consulting	$233	$200
Financial Consulting	$317	$300
Total	$246	$240
Revenue per full-time billable consultant (in thousands):
Health and Education Consulting	$181	$162
Legal Consulting	$110	$104
Financial Consulting	$230	$241
Total	$177	$160
Average number of full-time equivalents (for the period) (4):
Health and Education Consulting	148	149
Legal Consulting	919	671
Financial Consulting	71	116

Total	1,138	936
Revenue per full-time equivalents (in thousands):
Health and Education Consulting	$169	$167
Legal Consulting	$70	$79
Financial Consulting	$120	$137
Total	$86	$100

(1)	Consists of our full-time professionals who provide consulting services and generate revenues based on the number of hours worked.

(2)	Utilization rate for our full-time billable consultants is calculated by dividing the number of hours all our full-time billable consultants worked on client assignments during a period by the total available working hours for all of these consultants during the same period, assuming a forty-hour work week, less paid holidays and vacation days.

(3)	Average billing rate per hour for our full-time billable consultants is calculated by dividing revenues for a period by the number of hours worked on client assignments during the same period.

(4)	Consists of consultants who work variable schedules as needed by our clients, as well as contract reviewers and other professionals who generate revenues primarily based on number of hours worked and units produced, such as pages reviewed and data processed. Also includes full-time employees who provide software support and maintenance services to our clients.

HURON CONSULTING GROUP INC.
RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS TO
ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (5)
(In thousands)
(Unaudited)

	Three months ended		Six months ended
	June 30,		June 30,
	2011	2010	2011	2010
Revenues	$159,035	$135,654	$302,020	$263,396

Net income from continuing operations	$9,466	$3,514	$13,427	$6,195
Add back:
Income tax expense	9,760	2,030	13,969	4,078
Interest and other expenses	3,600	4,017	7,068	6,726
Depreciation and amortization	5,763	5,726	11,501	11,239

Earnings before interest, taxes, depreciation and amortization (EBITDA) (5)	28,589	15,287	45,965	28,238
Add back:
Restatement related expenses	1,785	2,428	3,025	3,187
Restructuring charges	461	1,165	985	1,165
Litigation settlement	508	4,764	1,096	4,764

Adjusted EBITDA (5)	$31,343	$23,644	$51,071	$37,354

Adjusted EBITDA as a percentage of revenues (5)	19.7%	17.4%	16.9%	14.2%

HURON CONSULTING GROUP INC.
RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS
TO ADJUSTED NET INCOME FROM CONTINUING OPERATIONS (5)
(In thousands)
(Unaudited)

	Three months ended		Six months ended
	June 30,		June 30,
	2011	2010	2011	2010
Net income from continuing operations	$9,466	$3,514	$13,427	$6,195

Weighted average shares — diluted	21,476	20,756	21,316	20,627
Diluted earnings per share from continuing operations	$0.44	$0.17	$0.63	$0.30

Add back:
Amortization of intangible assets	2,125	1,879	4,401	3,757
Restatement related expenses	1,785	2,428	3,025	3,187
Restructuring charges	461	1,165	985	1,165
Litigation settlement	508	4,764	1,096	4,764
Tax effect	(1,952)	(4,094)	(3,803)	(5,149)

Total adjustments, net of tax	2,927	6,142	5,704	7,724

Adjusted net income from continuing operations (5)	$12,393	$9,656	$19,131	$13,919

Adjusted diluted earnings per share from continuing operations (5)	$0.58	$0.47	$0.90	$0.67

(5)	In evaluating the Company’s financial performance, management uses earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, adjusted EBITDA as a percentage of revenues, adjusted net income from continuing operations, and adjusted diluted earnings per share from continuing operations, which are non-GAAP measures. Our management uses these non-GAAP financial measures to gain an understanding of our comparative operating performance (when comparing such results with previous periods or forecasts). These non-GAAP financial measures are used by management in their financial and operating decision-making because management believes they reflect our ongoing business in a manner that allows for meaningful period-to-period comparisons. Management also uses these non-GAAP financial measures when publicly providing our business outlook, for internal management purposes, and as a basis for evaluating potential acquisitions and dispositions. We believe that these non-GAAP financial measures provide useful information to investors and others (a) in understanding and evaluating Huron’s current operating performance and future prospects in the same manner as management does, if they so choose, (b) in comparing in a consistent manner Huron’s current financial results with Huron’s past financial results and (c) in understanding the Company’s ability to generate cash flows from operations that are available for taxes, capital expenditures, and debt repayment. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with accounting principles generally accepted in the United States.

HURON CONSULTING GROUP INC.
RECONCILIATION OF NON-GAAP MEASURES FOR FULL YEAR 2011 OUTLOOK
RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS (6) TO
ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (6) (8)
(In millions)
(Unaudited)

	Year Ending
	December 31, 2011
	Guidance Range
	Low	High

Projected revenues — GAAP	$600.0	$620.0

Projected net income from continuing operations — GAAP (6)	$34.5	$37.5
Add back:
Income tax expense	28.0	31.0
Interest and other expenses	12.4	12.4
Depreciation and amortization	22.6	22.6

Projected earnings before interest, taxes, depreciation and amortization (EBITDA) (6) (8)	97.5	103.5
Add back:
Restructuring and restatement related expenses (7)	6.9	6.9
Litigation settlement	1.1	1.1

Projected adjusted EBITDA (6) (8)	$105.5	$111.5

Projected adjusted EBITDA as a percentage of projected revenues (8)	17.6%	18.0%

RECONCILIATION OF NET INCOME FROM CONTINUING OPERATIONS (6)
TO ADJUSTED NET INCOME FROM CONTINUING OPERATIONS (6) (8)
(In millions)
(Unaudited)

	Year Ending
	December 31, 2011
	Guidance Range
	Low	High

Projected net income from continuing operations — GAAP (6)	$34.5	$37.5

Projected diluted earnings per share from continuing operations — GAAP (6)	$1.60	$1.75

Add back:
Amortization of intangible assets	8.4	8.4
Restructuring and restatement related expenses (7)	6.9	6.9
Litigation settlement	1.1	1.1
Tax effect	(6.6)	(6.6)

Total adjustments, net of tax	9.8	9.8
Projected adjusted net income from continuing operations (6) (8).	$44.3	$47.3

Projected adjusted diluted earnings per share from continuing operations (6) (8)	$2.05	$2.20

(6)	Projected net income from continuing operations — GAAP, projected earnings before interest, taxes, depreciation and amortization (“EBITDA”), projected adjusted EBITDA, projected diluted earnings per share from continuing operations — GAAP, projected adjusted net income from continuing operations, and projected adjusted diluted earnings per share from continuing operations exclude (i) potential settlement costs, penalties, damages, administrative remedies, fines or liabilities for additional amounts (“Liabilities”) that may be incurred in connection with (A) the SEC investigations into the restatement and the allocation of time within a certain practice group, (B) the purported private shareholder class action and derivative lawsuits in respect of the restatement, and (C) the request by the USAO for the Northern District of Illinois for certain documents, which Liabilities cannot be estimated and could be material and (ii) other unanticipated costs and expenses in connection with the SEC investigations, the purported private shareholder class action and derivative lawsuits, or the request by the USAO for the Northern District of Illinois for certain documents, which unanticipated costs and expenses could be material. See the Company’s Form 10-K for the year ended December 31, 2010 and Form 10-Q for the quarter ended March 31, 2011, filed on February 22, 2011 and April 26, 2011, respectively, as well as the Company’s Form 10-Q for the quarter ended June 30, 2011, which the Company intends to file on July 28, 2011, for additional information about the SEC investigations, purported private shareholder class action and derivative lawsuits and the USAO’s request for certain documents.

(7)	Restatement related expenses reflect costs expected to be incurred in connection with the restatement, the Company’s inquiries into the facts and circumstances underlying the restatement and the allocation of time within a certain practice group, the SEC investigations, the purported shareholder class action and derivative lawsuits and the USAO’s request for certain documents and do not include the potential Liabilities or unanticipated costs and expenses outlined in footnote (6), above.

(8)	In evaluating the Company’s outlook, management uses projected EBITDA, projected adjusted EBITDA, projected adjusted EBITDA as a percentage of revenues, projected adjusted net income from continuing operations and projected adjusted diluted earnings per share from continuing operations, which are non-GAAP measures. Management believes that the use of such measures, as supplements to projected net income from continuing operations and projected diluted earnings per share from continuing operations and other GAAP measures, are useful indicators for investors. These useful indicators can help readers gain a meaningful understanding of the Company’s core operating results and future prospects without the effect of non-cash or other one-time items and the Company’s ability to generate cash flows from operations that are available for taxes, capital expenditures, and to repay debt. Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flows or liquidity prepared in accordance with GAAP.